Exhibit 10.8

                                 POWERDSINE LTD.

                                 AMENDMENT NO. 1

                                       TO

                      AMENDED AND RESTATED RIGHTS AGREEMENT

THIS AMENDMENT No. 1 (the "AMENDMENT") to the Amended and Restated Rights Agreement dated as of October 31, 2001 (the "AGREEMENT") by and among PowerDsine Ltd., a company organized under the laws of the State of Israel (the "COMPANY");
(i) each of Igal Rotem and Ilan Itias, (ii) ITI-Interline Telecom International Ltd. and Argoquest Holding LLC, and (iii) the holders of the Company's Series A Preferred Shares, (iv) the holders of the Company's Series B Preferred Shares,
(v) the holders of the Company's Series C Preferred Shares (vi) the holders of the Company's Series D Preferred Shares (vii) the holders of the Company's Series E Preferred Shares (viii) the holders of the Company's Series F Preferred Shares (ix) the holders of the Company's Series G Preferred Shares and, (x) the holders of the Company's H Preferred Shares is made as of April 1, 2004.

Capitalized terms that are not defined in this Amendment shall have the meanings ascribed to them in the Agreement or, if not defined in the Agreement, then as defined in the Company's Articles of Association in effect on the date hereof.

1.       Section II of the Agreement is hereby amended by adding the following:

         "2.6 The Company's obligations under this Section II shall expire upon the closing of an IPO".

2. This Amendment may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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       SIGNATURE PAGE OF AMENDMENT NO. 1 TO THE AMENDED RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

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POWERDSINE LTD.                                       ABS VENTURES VIII L.P.

                                                      By: Zolo LLC, its General Partner

--------------------------------------------------    ---------------------------------------------------
                                                      /s/ R. William Burgess Jr.
--------------------------------------------------    ---------------------------------------------------
By:         Igal Rotem                                By:         R. William Burgess Jr.
            --------------------------------                      --------------------------------
Title:      C.E.O.                                    Title:      Managing Partner
            --------------------------------                      --------------------------------
Date:                                                 Date:       4/14/04
            --------------------------------                      --------------------------------


/s/ Ilan Atias
--------------------------------------------------    ---------------------------------------------------
By:         Ilan Atias                                By:
            --------------------------------                      --------------------------------
Title:      President                                 Title:
            --------------------------------                      --------------------------------
Date:       6/3/04                                    Date:
            --------------------------------                      --------------------------------


DRW VENTURE PARTNERS L.P.

By RBC Capital  Investment  Holdings (USA), Inc., its
General Partner

/s/ Mary Zimmer
--------------------------------------------------
By:         Mary Zimmer
            -----------------------------------
Title:      Director of Finance and
            Administration, RBC
            Capital Markets Corporation
            -----------------------------------
Date:       4/5/04
            -----------------------------------

IGAL ROTEM                                            ILAN ATIAS

                                                      /s/ Ilan Atias
--------------------------------------------------    ---------------------------------------------------
Date:                                                 Date:       6/3/04
            --------------------------------                      --------------------------------


HINDY TAUB                                            MEIR KFIR

                                                      /s/ Meir Kfir
--------------------------------------------------    ---------------------------------------------------
Date:                                                 Date:       4/8/04
            --------------------------------                      --------------------------------


LIOR BREGMAN                                          DANIEL BARNEA

/s/ Lior Bregman

--------------------------------------------------    ---------------------------------------------------
Date:       6/3/04                                    Date:
            --------------------------------                      --------------------------------

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        SIGNATURE PAGE OF AMENDMENT NO. 1 TO THE AMENDED RIGHTS AGREEMENT

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
ITI-INTERLINE TELECOM INTERNATIONAL LTD.              ACQUIREX BVBA

                                                      /s/ Guido Michiels
------------------------------------------------      ---------------------------------------------------
By:                                                   By:         Guido Michiels
                                                                  --------------------------------
            --------------------------------
Title:                                                Title:      Director
                                                                  --------------------------------
            --------------------------------
Date:                                                 Date:       6/4/04
            --------------------------------                      --------------------------------


AMPAL INDUSTRIES INC.                                 AMPAL INDUSTRIES (ISRAEL) LTD.

/s/ Schlomo Shalev                                    /s/ Schlomo Shalev
------------------------------------------------      ---------------------------------------------------
By:         Schlomo Shalev                            By:         Schlomo Shalev
            --------------------------------                      --------------------------------
Title:      SVP                                       Title:      SVP
            --------------------------------                      --------------------------------
Date:       6/3/04                                    Date:       6/3/04
            --------------------------------                      --------------------------------



ACHIDIM HOLDINGS LTD.                                 SHOHAM INVESTMENTS LTD.

------------------------------------------------      ---------------------------------------------------
By:                                                   By:
            --------------------------------                      --------------------------------
Title:                                                Title:
            --------------------------------                      --------------------------------
Date:                                                 Date:
            --------------------------------                      --------------------------------


AVANTORIN INVESTMENTS LTD.                            SHIKMA ANEFA LTD.

------------------------------------------------      ---------------------------------------------------
By:                                                   By:
            --------------------------------                      --------------------------------
Title:                                                Title:
            --------------------------------                      --------------------------------
Date:                                                 Date:
            --------------------------------                      --------------------------------


VERTEX - YOZMA L.P.                                   VERTEX - DISCOUNT L.P.

------------------------------------------------      ---------------------------------------------------
By:                                                   By:
            --------------------------------                      --------------------------------
Title:                                                Title:
            --------------------------------                      --------------------------------
Date:                                                 Date:
            --------------------------------                      --------------------------------
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        SIGNATURE PAGE OF AMENDMENT NO. 1 TO THE AMENDED RIGHTS AGREEMENT

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VERTEX INVESTMENTS (III) PTE. LTD.                    POALIM CAPITAL MARKETS TECHNOLOGIES LTD.


------------------------------------------------      ---------------------------------------------------
By:                                                   By:
            --------------------------------                      --------------------------------
Title:                                                Title:
            --------------------------------                      --------------------------------
Date:                                                 Date:
            --------------------------------                      --------------------------------


JERUSALEM VENTURE PARTNERS L.P.                       JERUSALEM VENTURE PARTNERS (ISRAEL) L.P.
By: Jerusalem Partners, LP, it's General Partner      By: J.V.P. Jerusalem Venture Partners (Israel)
By: Jerusalem Venture Partners Corporation,           Management Ltd., its General Partner
its General Partner
/s/ Erel Margalit                                     /s/ Erel Margalit
-------------------------------------------------     ---------------------------------------------------
By:         Erel Margalit                             By:         Erel Margalit
            --------------------------------                      --------------------------------
Title:      Officer                                   Title:      Officer
            --------------------------------                      --------------------------------
Date:       6/3/04                                    Date:       6/3/04
            --------------------------------                      --------------------------------

CATALYST INVESTMENTS, L.P.                            CLAL ELECTRONICS INDUSTRIES LTD.

-------------------------------------------------     ---------------------------------------------------
By:                                                   By:
            --------------------------------                      --------------------------------
Title:                                                Title:
            --------------------------------                      --------------------------------
Date:                                                 Date:


THE CHALLENGE FUND - ETGAR II, L.P.                   COURSES INVESTMENTS IN TECHNOLOGY LTD.

Atidim-Etgar Nihul Kranot Ltd.,
acting as General Partner of Challenge Partners II,
LP, being the General
Partner of The Challenge Fund-Etgar II, L.P.
/s/ I. Ciechanover
--------------------------------------------------    ---------------------------------------------------
By:         I. Ciechanover                            By:
                                                                  --------------------------------
            --------------------------------
Title:      President                                 Title:
                                                                  --------------------------------
            --------------------------------
Date:                                                 Date:
            --------------------------------                      --------------------------------


CLAL VENTURE CAPTIAL L.P.                             GADISH KRANOT GMULIM LTD.

                                                      /s/ Barak Soreni  /s/ Dorit Ben-Simon
--------------------------------------------------    ---------------------------------------------------
By:                                                   By:         Barak Soreni/Dorit Ben Simon
            --------------------------------                      --------------------------------
Title:                                                Title:      Director of Research/
                                                                  General Manager
            --------------------------------                      --------------------------------
Date:                                                 Date:       6/2/04
            --------------------------------                      --------------------------------

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        SIGNATURE PAGE OF AMENDMENT NO. 1 TO THE AMENDED RIGHTS AGREEMENT

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KINERET KEREN HISHTALMUT LTD.                              KEREN MERKAZIT LEPITZUYEI PITURIM LTD.

/s/ Barak Soreni  /s/ Dorit Ben-Simon                      /s/ Barak Soreni  /s/ Dorit Ben-Simon
-------------------------------------------------------    --------------------------------------------------------
By:          Barak Soreni/Dorit Ben Simon                  By:       Barak Soreni/Dorit Ben Simon
             ---------------------------------------                 --------------------------------------
Title:       Director of Research/                         Title:    Director of Research/
             General Manager                                         General Manager
             ---------------------------------------                 --------------------------------------
Date:        6/2/04                                        Date:     6/2/04
             ---------------------------------------                 --------------------------------------


TAGMULIM LTD.                                              KEREN OR KUPAT TAGMULIM UPITZUIM LTD.

/s/ Barak Soreni  /s/ Dorit Ben-Simon                      /s/ Barak Soreni  /s/ Dorit Ben-Simon
-------------------------------------------------- ----    ------------------------------------------------ -------
By:          Barak Soreni/Dorit Ben Simon                  By:       Barak Soreni/Dorit Ben Simon
             -------------------------------------                   --------------------------------------
Title:       Director of Research/                         Title:    Director of Research/
             General Manager                                         General Manager
             -------------------------------------                   --------------------------------------
Date:        6/2/04                                        Date:     6/2/04
             -------------------------------------                   --------------------------------------


KATZIR KUPAT TAGMULIM UPITZUIM LTD.                        AMIR KEREN GMULIM LTD.

/s/ Barak Soreni  /s/ Dorit Ben-Simon                      /s/ Barak Soreni  /s/ Dorit Ben-Simon
-------------------------------------------------- ----    ------------------------------------------------ -------
By:          Barak Soreni/Dorit Ben Simon                  By:       Barak Soreni/Dorit Ben Simon
             -------------------------------------                   --------------------------------------
Title:       Director of Research/                         Title:    Director of Research/
             General Manager                                         General Manager
             -------------------------------------                   --------------------------------------
Date:        6/2/04                                        Date:     6/2/04
             -------------------------------------                   --------------------------------------

YETER KRANOT GMULIM LTD.                                   BAR KEREN GMULIM LTD.

/s/ Barak Soreni  /s/ Dorit Ben-Simon                      /s/ Barak Soreni  /s/ Dorit Ben-Simon
-------------------------------------------------- ----    ------------------------------------------------ -------
By:          Barak Soreni/Dorit Ben Simon                  By:       Barak Soreni/Dorit Ben Simon
             -------------------------------------                   --------------------------------------
Title:       Director of Research/                         Title:    Director of Research/
             General Manager                                         General Manager
             -------------------------------------                   --------------------------------------
Date:        6/2/04                                        Date:     6/2/04
             -------------------------------------                   --------------------------------------


PELES KEREN GMULIM LE'ATZMAIM LTD.                         ARGOQUEST HOLDINGS LLC

/s/ Barak Soreni  /s/ Dorit Ben-Simon                      /s/ Jason Barziazay
-------------------------------------------------------    --------------------------------------------------------
By:          Barak Soreni/Dorit Ben Simon                  By:       Jason Barziazay
             -------------------------------------
                                                                     --------------------------------------
Title:       Director of Research/                         Title:    CEO and Managing Partner
             General Manager

             -------------------------------------                   --------------------------------------
Date:        6/2/04                                        Date:     4/4/04
             -------------------------------------                   --------------------------------------

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        SIGNATURE PAGE OF AMENDMENT NO. 1 TO THE AMENDED RIGHTS AGREEMENT

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VERTEX ISRAEL II (A) FUND L.P.                       VERTEX ISRAEL II (B) FUND L.P.

------------------------------------------------      ---------------------------------------------------
By:                                                   By:
            --------------------------------                      --------------------------------
Title:                                                Title:
            --------------------------------                      --------------------------------
Date:                                                 Date:
            --------------------------------                      --------------------------------


VERTEX ISRAEL II (C.I.) FUND, L.P                     VERTEX ISRAEL II (C.I.) EXECUTIVE FUND, L.P.

--------------------------------------------          --------------------------------------------
By:                                                   By:
            --------------------------------                      --------------------------------
Title:                                                Title:
            --------------------------------                      --------------------------------
Date:                                                 Date:
            --------------------------------                      --------------------------------


VERTEX ISRAEL II DISCOUNT FUND                        VERTEX IIF 2  L.P.

--------------------------------------------          --------------------------------------------
By:                                                   By:
            --------------------------------                      --------------------------------
Title:                                                Title:
            --------------------------------                      --------------------------------
Date:                                                 Date:
            --------------------------------                      --------------------------------

VERTEX IIF L.P.                                       HAPOALIM TECHNOLOGY FUND L.P.

--------------------------------------------          --------------------------------------------

By:                                                   By:
            --------------------------------                      --------------------------------
Title:                                                Title:
            --------------------------------                      --------------------------------
Date:                                                 Date:
            --------------------------------                      --------------------------------


POALIM (S.H.) HIGH-TECH LTD.

------------------------------------------------
By:

            --------------------------------
Title:

            --------------------------------
Date:

            --------------------------------
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